UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 31, 2007

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

    ADDvantage Technologies (NASDAQ: AEY) announced today that Ken Chymiak, the Company’s President and CEO, will present at the Sanders Morris Harris Investor Growth Conference to be held in New York City at the New York Palace Hotel on November 8th and 9th. With more than 400 institutional investors in attendance, the conference will feature presentations from more than 70 leading United States and United Kingdom small- and mid-cap companies representing a diverse group of industries including energy, healthcare, environmental, business services, consumer, financial services, and converging media & technology. Mr. Chymiak’s presentation is scheduled for November 8, 2007 at 4:30pm ET. The conference website is located at http://www.smhcapital.com/events/IGC2007.html.

ITEM 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

      The following exhibit is furnished herewith:

99.1	Press Release dated October 31, 2007, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                               ADDVANTAGE TECHNOLOGIES GROUP, INC.

 Date: October 31, 2007                                                        By: /s/ Daniel E. O'Keefe
                                                                                                  Daniel E. O'Keefe
                                        Chief Financial Officer

Exhibit Index

Exhibit Number      Description

99.1          99.1         Press Release dated October 31, 2007, issued by the Company